EXHIBIT 10.15.2

                            FIRST AMENDMENT TO LEASE

         This FIRST AMENDMENT TO LEASE (this "First Amendment") is made this 6th day of June, 2003, by and between TEACHERS INSURANCE & ANNUITY ASSOCIATION OF AMERICA, INC., a New York corporation ("Landlord") and NEAH POWER SYSTEMS, INC., a Washington corporation ("Tenant").

                                    RECITALS

         Landlord is the landlord and Tenant is the tenant under that certain Lease dated March 5, 2001 (the "Initial Lease"), for premises located at 22118 20th Avenue SE, Bothell, Washington 98021, Building G, Unit 142 (the "Initial Premises"). As used herein the "Amended Lease" shall mean the Initial Lease as modified by the First Amendment and the "Lease" shall mean the Amended Lease.

         The parties desire to amend the Lease to add expansion premises located at 22122 20th Avenue SE, Bothell, Washington 98021, Building H, Unit 161 (the "Expansion Premises") and to make certain other modifications all as more fully set forth herein.

         Except as otherwise specifically defined herein all capitalized terms shall have the meanings assigned in the Amended Lease.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1. This First Amendment shall be effective on July 1, 2003 (the "First Amendment Effective Date").

2. On the First Amendment Effective Date there shall be added to the Initial Premises the Expansion Premises, consisting of an agreed 2,016 rentable square feet as shown in Exhibit A-1. From and after the First Amendment Effective Date, the term "Premises" as used in the Lease shall include both the Initial Premises and the Expansion Premises and shall consist of an agreed 8,069 Rentable Square Feet, and Tenant's Share shall be recalculated to reflect the increased Rentable Square Footage of the Premises.

3. From and after the First Amendment Effective Date, the Base Monthly Rent for the Expansion Premises shall be as follows:

Commencement Date - Month 12                $2,097.00
Month 13 - Month 24                         $2,200.00
Month 25 - Month 38                         $2,339.00

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         4.       From  and  after  the  First  Amendment  Effective  Date,  the
         Security Deposit and Cleaning Fee pursuant to Sections 1 j and 6 of the Lease shall be as follows:

j.       SECURITY DEPOSIT: $13,597.00*
                           -----------
         NON-REFUNDABLE CLEANING FEE:$603.00* *
                                 --------------
         *of which $10 593.00 has been previously deposited with Landlord ** of which$303.00 has been previously deposited with Landlord.

         All other terms and conditions of the above described Lease shall remain in full force and effect.


         Landlord:    Teachers Insurance & Annuity Association of
                      America, Inc., a New York corporation

                      By:      /s/ James Garofalo
                               ------------------
                               James Garofalo
                      Its:     Assistant Secretary


         Tenant:      Neah Power Systems, Inc., a Washington corporation

                      By:      /s/ David W. Dorheim
                               --------------------
                               David W. Dorheim
                      Its:     President